SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ______)

Filed by the Registrant [X]

Filed by Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to §240.14a-12

JOHN HANCOCK INVESTMENT TRUST

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

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Preliminary Copy

March [ ], 2017

Please vote today.

Dear John Hancock Fundamental Large Cap Core Fund shareholder:

I am writing to ask you to approve amendments to the fund’s fundamental investment policies and restrictions, as described in the proxy statement. This proposal is intended to conform and standardize the investment restrictions that apply to the fund with those of other funds in the John Hancock Fund Complex. In addition, you are being asked to approve the elimination of fundamental investment restrictions for the fund that had been required under state “blue sky” regulations that are no longer in effect.

As a registered shareholder of the fund, you would be voting on behalf of the fund shares you own.

How to vote

A special shareholder meeting to vote on this proposal has been scheduled for May 15, 2017, at the offices of John Hancock Investments, 601 Congress Street, Boston, Massachusetts. While you may attend the meeting in person, voting today will save on the potential cost of future mailings required to obtain shareholder votes. You may vote your shares by proxy in one of three ways:

Online: by visiting the website on your proxy card(s) and entering your control number

Phone: by calling the number listed on your proxy card(s)

Mail: by returning the enclosed proxy card(s)

I encourage you to read the enclosed proxy statement for more information, and I thank you for acting on this matter today.

Sincerely,

[SIGNATURE]

Andrew G. Arnott

President and CEO

John Hancock Investments

JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND,	Preliminary Copy

a series of JOHN HANCOCK INVESTMENT TRUST

601 Congress Street

Boston, Massachusetts 02210

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the shareholders of John Hancock Fundamental Large Cap Core Fund (the “Fund”):

Notice is hereby given that a special meeting of shareholders of the Fund will be held at 601 Congress Street, Boston, Massachusetts 02210, on Monday, May 15, 2017, at 2:00 P.M., Eastern Time (the “Meeting”). A Proxy Statement, which provides information about the purposes of the Meeting, is included with this notice. The Meeting will be held for the following purposes:

Proposal 1	To approve revised fundamental investment restrictions regarding:

(a)	Concentration
(b)	Borrowing
(c)	Underwriting
(d)	Real Estate
(e)	Commodities
(f)	Loans
(g)	Senior Securities
(h)	Diversification

To approve the elimination of fundamental restrictions previously required under state “blue sky” laws regarding:

(i)	Margin Investment and Short Selling
(j)	Trustee and Officer Ownership
(k)	Unseasoned Companies

Shareholders of the Fund will vote separately on each of Proposals 1(a) through (k).

Any other business that may properly come before the Meeting or any adjournment of the Meeting.

The Board of Trustees recommends that you vote FOR Proposals 1(a) through (k).

Each shareholder of record of the Fund as of the close of business on February 27, 2017, is entitled to receive notice of, and to vote at, the Meeting and at any adjournment thereof.

Whether or not you expect to attend the Meeting, please complete and return the enclosed proxy card in the accompanying envelope. No postage is necessary if mailed in the United States.

Important Notice Regarding the Availability of Proxy Materials for

the Shareholder Meeting to Be Held on May 15, 2017:
The Proxy Statement is available at: www.jhinvestments.com/proxy.

By order of the Board of Trustees,
John J. Danello
Secretary

March [ ], 2017

Boston, Massachusetts

Your vote is important - Please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Valid photo identification may be required to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote by:

(i)	completing the enclosed proxy card(s), dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States;
(ii)	following the touch-tone telephone voting instructions found below; or
(iii)	following the Internet voting instructions found below.

In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARDS

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card(s) properly.

Individual Accounts: Your name should be signed exactly as it appears on the proxy card(s).

Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card(s).

All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card(s).

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE

Read the enclosed Proxy Statement, and have your proxy card(s) handy.

Call the toll-free number indicated on your proxy card(s).

Enter the control number found on the front of your proxy card(s).

Follow the recorded instructions to cast your vote.

INSTRUCTIONS FOR VOTING BY INTERNET

Read the enclosed Proxy Statement, and have your proxy card(s) handy.

Go to the Web site on the proxy card(s).

Enter the control number found on the front of your proxy card(s).

Follow the instructions on the Web site.

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Preliminary Proxy Statement

JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND,
a series of JOHN HANCOCK INVESTMENT TRUST

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 15, 2017

This Proxy Statement contains the information that a shareholder should know before voting on the proposals described in the notice. The Fund will furnish, without charge, a copy of its Annual Report and/or Semiannual Report to any shareholder upon request by writing to the Fund at 601 Congress Street, Boston, Massachusetts 02210 or by calling 1-800-225-5291.

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of John Hancock Investment Trust (the “Trust”) for use at the special meeting of shareholders of John Hancock Fundamental Large Cap Core Fund (the “Fund”), a series of the Trust. The special meeting will be held at 601 Congress Street, Boston, Massachusetts 02210, on Monday, May 15, 2017, at 2:00 P.M., Eastern Time (the “Meeting”). The Board is soliciting proxies from shareholders with respect to the proposals set forth in the accompanying notice.

The following table summarizes the proposals.

Proposal Number	Description of Proposal

Proposal 1(a)	To approve a revised fundamental investment restriction regarding concentration.

Proposal 1(b)	To approve a revised fundamental investment restriction regarding borrowing.

Proposal 1(c)	To approve a revised fundamental investment restriction regarding underwriting.

Proposal 1(d)	To approve a revised fundamental investment restriction regarding real estate.

Proposal 1(e)	To approve a revised fundamental investment restriction regarding commodities.

Proposal 1(f)	To approve a revised fundamental investment restriction regarding loans.

Proposal 1(g)	To approve a revised fundamental investment restriction regarding senior securities.

Proposal 1(h)	To approve a revised fundamental investment restriction regarding diversification.

Proposal 1(i)	To approve the elimination of a fundamental restriction previously required under state “blue sky” laws regarding margin investment and short selling.

Proposal 1(j)	To approve the elimination of a fundamental restriction previously required under state “blue sky” laws regarding trustee and officer ownership.

Proposal 1(k)	To approve the elimination of a fundamental restriction previously required under state “blue sky” laws regarding unseasoned companies.

The definitive Proxy Statement and proxy card are intended to be first mailed to shareholders on or about March [ ], 2017.

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Preliminary Proxy Statement

The Fund’s Advisor, Administrator, Distributor, and Subadvisor

John Hancock Advisers, LLC (the “Advisor”), 601 Congress Street, Boston, Massachusetts, 02210, serves as the Fund’s investment advisor and administrator. An affiliate of the Advisor, John Hancock Funds, LLC, 601 Congress Street, Boston, Massachusetts 02210, serves as the Fund’s distributor. Another affiliate of the Advisor, John Hancock Asset Management a division of Manulife Asset Management (US) LLC, 197 Clarendon Street, Boston, Massachusetts 02116, serves as the Fund’s subadvisor.

Record Ownership

The Board has fixed the close of business on February 27, 2017 as the record date for determining shareholders eligible to vote at the Meeting (the “Record Date”). All shareholders of record at the close of business on the Record Date are entitled to one vote for each share (and fractional votes for fractional shares) on all business of the Meeting or any adjournment of the Meeting. On the Record Date, [____________] shares of beneficial interest of the Fund were outstanding.

[As of the Record Date, none of the Trustees beneficially owned individually, and the Trustees and executive officers of the Fund as a group did not beneficially own, in excess of one percent of the outstanding shares of the Fund.] Information regarding shareholders that hold 5% or more of the Fund’s shares of the Record Date is set forth in Appendix A to this Proxy Statement (“Outstanding Shares and Share Ownership”).

Proposal 1 ─ Approval of REVISion or elimination of FUNDAMENTAL RESTRICTIONS

Introduction

The Fund has adopted investment policies. Investment policies that can only be changed by a vote of shareholders are considered “fundamental.” The Investment Company Act of 1940, as amended (the “1940 Act”), requires that certain policies, including those dealing with industry concentration, diversification, borrowing money, underwriting securities of other issuers, purchasing or selling real estate or commodities, making loans and the issuance of senior securities be fundamental. The Board may elect to designate other policies as fundamental. The fundamental policies described in Proposal 1(a) through (k) are referred to as “investment restrictions.” These policies are set forth in the Fund’s registration statement in the Statement of Additional Information (the “SAI”).

In addition, prior to the passage of the National Securities Market Improvement Act of 1996 (“NSMIA”), investment companies were required to submit their offering documents to state “blue sky” securities authorities for review. Many state authorities, as a condition of qualifying the Fund’s shares for sale in those states, required the Fund to adopt certain fundamental investment restrictions. Since NSMIA was enacted, although the Fund is no longer required to qualify its shares with state authorities (the Fund must still register its shares with states in which the shares are sold), the Fund is required to obtain shareholder approval to eliminate the “blue sky” fundamental restrictions previously required by state authorities. These blue sky restrictions have been eliminated for many other John Hancock funds, and Proposals 1(i) through (k) seek shareholder approval to eliminate blue sky restrictions that continue to apply to the Fund.

Proposals 1(a) through (h)

Shareholders of the Fund are being asked to approve amendments and restatements of the fundamental investment restrictions that apply to the Fund. The amendment to each investment restriction is set forth in a separate proposal below (Proposals 1(a) through (h)). The Advisor has reviewed each of the current investment restrictions and has recommended to the Board that they be amended and restated. The primary purpose of the proposed amendments is to conform and standardize the investment restrictions that apply to the Fund and to other John Hancock funds. Standardizing the investment restrictions across the John Hancock funds is expected to facilitate more effective management of the Fund by the Advisor and the subadvisor, enhance monitoring compliance with applicable restrictions, and eliminate conflicts among comparable restrictions resulting from minor variations in their terms. In addition, to reflect changes over time in industry practices and regulatory requirements,

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Preliminary Proxy Statement

the proposed amendments are intended to update those fundamental restrictions that are more restrictive than are required under the federal securities laws, or that are no longer required. The proposed amendments are also intended to simplify the Fund’s fundamental restrictions and to incorporate maximum flexibility that will permit the investment restrictions to accommodate future regulatory changes without the need for further shareholder action. The proposed amendments are not expected to have any material effect on the manner in which the Fund is managed or on its current investment objective.

The Board has concluded that the proposed amendments to the investment restrictions are appropriate and will benefit the Fund and its shareholders. The Board unanimously recommends that shareholders of the Fund approve the proposed amendments.

If approved by the Fund’s shareholders, each amended investment restriction will become effective when the Fund’s SAI is revised or supplemented to reflect the amendment. If a proposed amendment is not approved by the Fund’s shareholders, the current investment restriction will remain in effect.

Proposals 1(i) through (k)

The Board has concluded that the proposed elimination of the Fund’s blue sky investment restrictions is appropriate and will benefit the Fund and its shareholders. The Board unanimously recommends that the Fund’s shareholders approve the proposed elimination of these blue sky restrictions.

If approved by the Fund’s shareholders, the elimination of each such blue sky restriction will become effective when the Fund’s SAI is revised or supplemented to reflect the elimination. If a proposed elimination is not approved by the Fund’s shareholders, the current blue sky restriction will remain in effect.

Required Vote for Proposals 1(a) through (k)

Approval of each of Proposals 1(a) through (k) will require the affirmative vote of a Majority of the Outstanding Voting Securities of the Fund, as defined below.

In this Proxy Statement, the term “Majority of the Outstanding Voting Securities” of the Fund means the affirmative vote of the lesser of:

(1)	67% or more of the voting securities of the Fund, present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy; or

(2)	more than 50% of the outstanding voting securities of the Fund.

Proposals 1(a) through (k) are separate and independent proposals, and approval and implementation of one is not contingent on approval and implementation of any of the others. Any required shareholder approval of a proposal to revise or eliminate an investment restriction shall be effective if a Majority of the Outstanding Voting Securities of the Fund votes to approve such proposal, even if one or more of the other such proposals may not have been approved by a Majority of the Outstanding Voting Securities of the Fund. Shareholders do not have appraisal rights in connection with the proposals in this Proxy Statement.

Proposal 1(a) — Amended Fundamental Restriction Relating to Concentration

Under the 1940 Act, the Fund’s policy regarding concentration of investments in the securities of companies in any particular industry must be fundamental. While the 1940 Act does not define what constitutes “concentration” in an industry, the staff of the Securities and Exchange Commission (the “SEC”) takes the position that any fund that invests more than 25% of its total assets in a particular industry (excluding the U.S. government, its agencies or instrumentalities) is deemed to be “concentrated” in that industry.

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Preliminary Proxy Statement

The following is the statement of the Fund’s current investment restriction relating to concentration:

The Fund may not purchase any securities, other than obligations of domestic banks or of the U.S. Government, or its agencies or instrumentalities, if as a result of such purchase more than 25% of the value of the Fund’s total assets would be invested in the securities of issuers in any one industry.

Proposed Revision

Under the proposed amendment, the Fund’s restriction with respect to concentration will provide as follows:

The Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Discussion of Proposal. The proposed amendment permits investment in an industry up to the most recently prescribed limits under the 1940 Act and related regulatory interpretations. In addition, the proposed amendment is expected to reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restriction with respect to concentration. As noted, the 1940 Act does not define what constitutes “concentration” in an industry, but the SEC has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities) constitutes concentration. The Fund’s proposed fundamental restriction is consistent with this interpretation.

The Board, including all the Independent Trustees, recommends that the Fund’s shareholders vote “FOR” Proposal 1(a).

*              *              *

Proposal 1(b) — Amended Fundamental Restriction Relating to Borrowing

Under Section 18(f)(1) of the 1940 Act, a fund may not borrow money, except as expressly permitted by Section 18. Sections 8(b)(1)(B) and 13(a)(2) of the 1940 Act together require the Fund to have a fundamental investment restriction addressing borrowing.

The 1940 Act permits the Fund to borrow money in amounts of up to one-third of its total assets, at the time of borrowing, from banks for any purpose (the Fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings, not including borrowings for temporary purposes in an amount not exceeding 5% of the value of its total assets. “Asset coverage” means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.

The following is the statement of the Fund’s current investment restriction relating to borrowing:

The Fund may not borrow money except for temporary or emergency purposes, and then not in excess of 10% of its gross assets taken at cost. Assets taken at market may not be pledged to an extent greater than 15% of gross assets taken at cost (although this would permit the Fund to pledge, mortgage or hypothecate its portfolio securities to the extent that the percentage of pledged securities would exceed 10% of the offering price of the Fund’s shares, it will not do so as a matter of operating policy in order to comply with certain state statutes or investment restrictions); any such loan must be from a bank and the value of the Fund’s assets, including the proceeds of the loan, less other liabilities of the Fund, must be at least three times the amount of the loan. The

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Preliminary Proxy Statement

borrowing restriction set forth above does not prohibit the use of reverse repurchase agreements, in an amount (including any borrowings) not to exceed 33⅓% of total assets.

Proposed Revision

Under the proposed amendment, the restriction with respect to borrowing will provide as follows:

The Fund may not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Discussion of Proposal. Under the proposed amendment, the Fund’s ability to borrow money is not subject to the limitation included in the current investment restriction that the Fund may borrow only for temporary or emergency purposes (not for leverage). To the extent that the Fund borrows money, positive or negative performance by the Fund’s investments may be magnified. Therefore, borrowed money creates an opportunity for greater capital gain but at the same time increases exposure to capital risk.

In the same manner as the current investment restriction, the proposed borrowing restriction would provide the Fund with borrowing flexibility by permitting it to engage in transactions that technically could constitute borrowings, such as reverse repurchase agreements and mortgage dollar rolls, but that have been permitted by the SEC and its staff, subject to the satisfaction of certain conditions designed to reduce or eliminate the leveraging effects of such transactions. However, under the proposed amendment, the Fund would not have to determine whether a particular transaction is “similar” to a reverse repurchase agreement or mortgage dollar roll. To the extent that the Fund uses such flexibility in the future, the Fund may be subject to some additional costs and risks inherent in borrowing, such as reduced total return and increased volatility. The proposed amendment also conforms the Fund’s investment restriction relating to borrowing to a format that has become standard for the John Hancock fund complex.

The Fund does not have a present intention to borrow for leveraging purposes, although the Fund may do so in the future, with Board approval.

The Board, including all the Independent Trustees, recommends that the Fund’s shareholders vote “FOR” Proposal 1(b).

*              *              *

Proposal 1(c) — Amended Fundamental Restriction Relating to Underwriting

Sections 8(b)(1)(D) and 13(a)(2) of the 1940 Act together require that the Fund have an investment restriction addressing the underwriting of securities. Section 12(c) of the 1940 Act prohibits a fund that is a diversified investment company from making any underwriting commitments in excess of limits set forth in that Section. The Fund does not intend to enter into formal underwriting commitments. The Fund may acquire restricted securities (i.e., securities that may be sold only if registered under the Securities Act of 1933, as amended, or pursuant to an exemption from registration such as that provided by Rule 144A). These acquisitions, however, are not deemed to be underwriting commitments within the meaning of Section 12(c).

The following is the statement of the Fund’s current investment restriction relating to underwriting.

The Fund may not act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

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Preliminary Proxy Statement

Proposed Revision

Under the proposed amendment, the restriction with respect to underwriting will provide as follows:

The Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

Discussion of Proposal. The amendment revises the current investment restriction without making any material change and will conform the Fund’s restriction relating to underwriting to a format has become standard for the John Hancock fund complex.

The Board, including all the Independent Trustees, recommends that the Fund’s shareholders vote “FOR” Proposal 1(c).

*              *              *

Proposal 1(d) — Amended Fundamental Restriction Relating to Real Estate

Sections 8(b)(1)(F) and 13(a)(2) of the 1940 Act together require the Fund to have an investment restriction governing the purchase or sale of real estate. The 1940 Act does not prohibit an investment company from investing in real estate, either directly or indirectly.

The following is the statement of the Fund’s current investment restriction relating to real estate:

The Fund may not invest in real estate (including interests in real estate investment trusts).

Proposed Revision

Under the proposed amendment, the restriction with respect to real estate will provide as follows:

The Fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

Discussion of Proposal. The proposed restriction permits the Fund to invest directly in securities issued by companies investing in real estate and interests in real estate as well as in mortgages and mortgage-backed securities. The proposal also permits the Fund to hold and to sell real estate acquired as a result of the Fund’s ownership of securities. The amendment will conform the Fund’s investment restriction with respect to real estate to a format that has become standard for the John Hancock fund complex.

The Board, including all the Independent Trustees, recommends that the Fund’s shareholders vote “FOR” Proposal 1(d).

*              *              *

Proposal 1(e) — Amended Fundamental Restriction Relating to Commodities

Sections 8(b)(1)(F) and 13(a)(2) of the 1940 Act together require that the Fund have an investment restriction dealing with the purchase or sale of commodities. Under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, may, under certain circumstances, also be considered to be commodities. Mutual funds

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Preliminary Proxy Statement

typically invest in futures contracts and related options on these and other types of commodity contracts for hedging purposes, to implement tax or cash management strategies, or to enhance returns.

The following is the statement of the Fund’s current investment restriction relating to commodities:

The Fund may not invest in commodities or in commodity contracts or in puts, calls, or combinations of both except options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments, options on such futures contracts, forward commitments, forward foreign currency exchange contracts, interest rate or currency swaps, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund’s investment policies.

Proposed Revision

Under the proposed amendment, the restriction with respect to commodities will provide as follows:

The Fund may not purchase or sell commodities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Discussion of Proposal. The present restriction does not permit the Fund to purchase physical commodities. Under the proposed amendment, the Fund would be permitted to purchase or sell commodities as permitted by the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction. Currently, the 1940 Act does not prohibit investments in physical commodities or contracts related to physical commodities. As a result, if this proposal is approved by the Fund’s shareholders, the Fund would have the flexibility to invest in physical commodities and contracts related to physical commodities to the extent the Advisor and the Board determine such investments could assist the Fund in achieving its investment objective and are consistent with the best interests of the Fund’s shareholders.

If the Fund were to invest in a physical commodity or a contract related to a physical commodity, it would be subject to the additional risks of such an investment. These may include price volatility, relative illiquidity, and market speculation by other investors in such commodity or related contracts. The proposed amendment also permits the Fund to invest in securities, derivatives and other instruments backed by or linked to commodities of all types including physical commodities, other investment companies and other investment vehicles that invest in commodities or commodity linked investments. Thus, the Fund would have additional flexibility to invest in all types of financial instruments that are considered to be commodities. In addition, the proposed amendment is intended to reduce administrative burdens by simplifying and making uniform the investment restriction with respect to commodities that applies to the Fund.

The Board, including all the Independent Trustees, recommends that the Fund’s shareholders vote “FOR” Proposal 1(e).

*              *              *

Proposal 1(f) — Amended Fundamental Restriction Relating to Loans

Sections 8(b)(1)(G) and 13(a)(2) of the 1940 Act together require that the Fund have an investment restriction governing the making of loans to other persons. In addition to a loan of cash, a loan may include certain transactions and investment-related practices under certain circumstances (e.g., lending portfolio securities, purchasing certain debt instruments and entering into repurchase agreements). Although the 1940 Act does not prohibit the Fund from making loans, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on

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Preliminary Proxy Statement

an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.

The following is the statement of the Fund’s current investment restriction relating to loans:

The Fund may not make loans to any of its officers or trustees, or to any firms, corporations or syndicates in which officers or trustees of the Trust have an aggregate interest of 10% or more. It is the intention of the Trust not to make loans of any nature, except the Fund may enter into repurchase agreements and lend its portfolio securities (as permitted by the 1940 Act) as referred to under “Investment Policies and Risks” above [i.e., in the Fund’s SAI]. In addition, the purchase of a portion of an issue of a publicly issued corporate debt security is not considered to be the making of a loan.

Proposed Revision

Under the proposed amendment, the restriction with respect to loans will provide as follows:

The Fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Discussion of Proposal. The proposed amendment would allow the Fund to lend money and other assets — thus becoming a creditor — to the full extent permitted under the 1940 Act. Thus, the Fund would continue to be able to engage in the types of transactions presently permitted by the current restriction, such as securities loans and repurchase agreements, as well as to engage in other activities that could be deemed to be lending, such as the acquisition of loans, loan participations, and other forms of debt instruments. Loans and debt instruments involve the risk that the party responsible for repaying a loan or paying the principal and interest on a debt instrument will not meet its obligation. The proposed amendment is also intended to conform the Fund’s fundamental restriction with respect to loans to a format that has become standard for the John Hancock fund complex.

The Board, including all the Independent Trustees, recommends that the Fund’s shareholders vote “FOR” Proposal 1(f).

*              *              *

Proposal 1(g) — Amended Fundamental Restriction Relating to Senior Securities

Under Section 18(f)(1) of the 1940 Act, a fund may not issue “senior securities,” a term that is defined, generally, to refer to obligations that have a priority over shares of the fund with respect to the distribution of its assets or the payment of dividends. Sections 8(b)(1)(C) and 13(a)(2) of the 1940 Act together require that the Fund have a fundamental restriction addressing senior securities. SEC staff interpretations permit a fund, under certain conditions, to engage in a number of types of transactions that might otherwise be considered to create senior securities, including short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions).

The following is the statement of the Fund’s current investment restriction relating to senior securities:

The Fund may not issue senior securities as defined in the 1940 Act, and the rules thereunder; except insofar as the Fund may be deemed to have issued a senior security by reason of entering into a repurchase agreement or engaging in permitted borrowings.

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Preliminary Proxy Statement

Proposed Revision

Under the proposed amendment, the restriction with respect to senior securities will provide as follows:

The Fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(For purposes of this fundamental restriction, purchasing securities on a when-issued, forward commitment or delayed delivery basis and engaging in hedging and other strategic transactions will not be deemed to constitute the issuance of a senior security.)

Discussion of Proposal. “Senior securities” are defined as Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits the Fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the Fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of the Fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets). In the event that such asset coverage falls below this percentage, the Fund must reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%.

The proposed amendment permits the Fund to issue senior securities in accordance with the most recent regulatory requirements, or, provided certain conditions are met, to engage in the types of transactions that have been interpreted by the SEC staff as not constituting the issuance of senior securities. Such transactions include covered reverse repurchase transactions, futures, permitted borrowings, short sales, swaps and other strategies. The fundamental investment restriction regarding senior securities will be interpreted so as to permit collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin. The proposed amendment is also intended to conform the Fund’s fundamental restriction with respect to senior securities to a format that has become standard for the John Hancock fund complex.

The Board, including all the Independent Trustees, recommends that the Fund’s shareholders vote “FOR” Proposal 1(g).

*              *              *

Proposal 1(h) — Amended Fundamental Restriction Relating to Diversification

Section 5(b)(1) of the 1940 Act sets forth the requirements that must be met for an investment company to be diversified. Section 13(a)(1) of the 1940 Act provides that an investment company may not change its classification from diversified to non-diversified unless authorized by the vote of a majority of its outstanding voting securities.

A diversified fund is limited as to the amount it may invest in any single issuer. Specifically, with respect to 75% of its total assets, a diversified fund currently may not invest in a security if, as a result of such investment, more than 5% of its total assets (calculated at the time of purchase) would be invested in securities of any one issuer. In addition, with respect to 75% of its total assets, a diversified fund may not hold more than 10% of the outstanding voting securities of any one issuer. In determining the issuer of a municipal security, each state, each political subdivision, agency, and instrumentality of each state and each multi-state agency of which such state is a member is considered a separate issuer. In the event that securities are backed only by assets and revenues of a particular instrumentality, facility or subdivision, such entity is considered the issuer. Under the 1940 Act, these restrictions do not apply to U.S. government securities, securities of other investment companies, cash and cash items.

The following is the statement of the Fund’s current investment restriction relating to diversification:

The Fund may not purchase more than 10% of the voting securities of any class of securities of any one issuer.

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Preliminary Proxy Statement

The Fund may not purchase securities which will result in the Fund’s holdings of the issuer thereof to be more than 5% of the value of the Fund’s total assets (exclusive of U.S. Government securities).

Proposed Revision

Under the proposed amendment, the restriction with respect to diversification will provide as follows:

The Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Discussion of Proposal. The proposed amendment modifies the Fund’s fundamental investment restriction regarding the Fund’s classification as a “diversified” fund under the 1940 Act to rely on the definition of the term “diversified” in the 1940 Act rather than stating the relevant limitations expressed under current law. By relying on the definition of the term “diversified,” the proposed amendment also effectively clarifies that securities issued by other investment companies are not subject to the fundamental restriction regarding portfolio diversification. In addition, the proposed amendment is expected to reduce administrative burdens by simplifying and making uniform the fundamental investment restriction with respect to diversification.

The Board, including all the Independent Trustees, recommends that the Fund’s shareholders vote “FOR” Proposal 1(h).

*              *              *

Proposal 1(i) — Elimination of Fundamental Restriction Relating to Margin Investment and Short Selling

The following is the statement of the Fund’s current investment restriction relating to margin investment and short selling:

The Fund may not buy securities on margin or sell short.

Discussion of Proposal. This restriction, which was previously required by state blue sky laws, is no longer required. Eliminating this restriction promotes uniformity among the John Hancock fund complex. The elimination of this fundamental restriction will not result in a material change to the Fund’s investment operation. In addition, the concepts underlying the current restriction are included in the Fund’s fundamental restriction on borrowing, which is proposed to be amended as described in Proposal 1(b) above, and issuing senior securities, which is proposed to be amended as described in Proposal 1(g) above.

Although the SEC staff’s current position restricts mutual funds from purchasing securities on margin, as a non-fundamental policy the Board could in the future amend the policy if the regulatory restrictions change without causing the Fund to incur the costs of shareholder approval. In addition, the restriction on short sales would be eliminated to improve uniformity and flexibility, although there is no current intention for the Fund to engage in short sales.

The Board, including all the Independent Trustees, recommends that the Fund’s shareholders vote “FOR” Proposal 1(i).

*              *              *

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Proposal 1(j) — Elimination of Fundamental Restriction Relating to Trustee and Officer Ownership

The following is the statement of the Fund’s current investment restriction relating to Trustee and officer ownership:

The Fund may not purchase securities of a company in which any officer or trustee of the Trust or the Advisor owns beneficially more than of 1% of the securities of such company and all such officers and trustees own beneficially in the aggregate more than 5% of the securities of such company.

Discussion of Proposal. This restriction, which was previously required by state blue sky laws, is no longer required. Eliminating this restriction promotes uniformity among the John Hancock fund complex. Potential conflicts of interest of this nature are addressed in the John Hancock Funds’ Code of Ethics.

The Board, including all the Independent Trustees, recommends that the Fund’s shareholders vote “FOR” Proposal 1(j).

*              *              *

Proposal 1(k) — Elimination of Fundamental Restriction Relating to Unseasoned Companies

The following is the statement of the Fund’s current investment restriction relating to investing in unseasoned companies:

The Fund may not invest in a company having a record of less than three years’ continuous operation, which may include the operations of any predecessor company or enterprise to which the company has succeeded by merger, consolidation, reorganization or purchase of assets.

Discussion of Proposal. This restriction, which was previously required by state blue sky laws, is no longer required. Eliminating this restriction promotes uniformity among the John Hancock fund complex. The elimination of this fundamental restriction will not result in a material change to the Fund’s investment operations.

The Board, including all the Independent Trustees, recommends that the Fund’s shareholders vote “FOR” Proposal 1(k).

*              *              *

miscellaneous

Voting Procedures

Directions to attend the Meeting where you may vote in person can be found on our website at www.jhinvestments.com/proxy. Valid photo identification may be required to attend the Meeting in person. All valid proxies will be voted in accordance with specifications thereon, or in the absence of specifications, for approval of the proposals.

Revocation of Proxies. Proxies may be revoked at any time before the Meeting either: (i) by a written revocation received by the Secretary of the Trust; (ii) by a properly executed later-dated proxy received by the Secretary of the Trust; or (iii) by an in-person vote at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy. Shareholders may revoke a proxy as often as they wish before the Meeting. Only the latest dated, properly executed proxy card received prior to or at the Meeting will be counted.

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Quorum. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting or any adjournment of the Meeting. The holders of a majority of the outstanding shares of the Fund at the close of business on that date present in person or by proxy will constitute a quorum for the Meeting.

Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. No shares have cumulative voting rights.

In the event the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to any proposal in accordance with applicable law to permit further solicitation of proxies. Any adjournment of the Meeting will require the affirmative vote of the holders of a majority of the Fund’s shares cast at the Meeting, and any adjournment with respect to any proposal will require the affirmative vote of the holders of a majority of the shares entitled to vote on the proposal cast at the Meeting. The persons named as proxies will vote for or against any adjournment in their discretion.

Abstentions and Broker “Non-Votes.” Abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or the persons entitled to vote; and (ii) the broker or nominee indicates on the proxy that it does not have discretionary voting power on a particular matter) are counted as shares entitled to vote at the Meeting in determining whether a quorum is present, but do not count as votes cast for a proposal. Therefore, abstentions and broker non-votes have the same effect as a vote “against” a proposal.

Cost of Preparation and Distribution of Proxy Materials. The costs of the preparation of these proxy materials and their distribution will be borne by the Fund.

Solicitation of Proxies. In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax, by email, or in person by the Trustees, officers and employees of the Trust; by personnel of the Advisor, its affiliates, or by broker-dealer firms. Broadridge, an investor communications firm, has been retained to assist in the solicitation of proxies at a cost of approximately $[_______]. The costs of any proxy solicitation will be borne by the Fund.

Telephone Voting

In addition to soliciting proxies by mail, by fax, by email or in person, the Trust may also arrange to have votes recorded by telephone by officers and employees of the Trust or by the personnel of the Advisor, the transfer agent or solicitor. The telephone voting procedure is designed to verify a shareholder’s identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder’s instructions and to confirm that the voting instructions have been properly recorded.

A shareholder will be called on a recorded line at the telephone number in Fund’s account records and will be asked to provide certain identifying information.

The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the Meeting in accordance with the shareholder’s instructions.

Alternatively, a shareholder may call the Fund’s Voice Response Unit to vote by taking the following steps:

▪	Read the Proxy Statement and have your proxy card(s) at hand.

▪	Call the toll-free-number located on your proxy card(s).

▪	Enter the “control number” found on the front of your proxy card(s).

▪	Follow recorded instructions to cast your vote.

With both methods of telephone voting, to ensure that the shareholder’s instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions. If the shareholder decides after voting by

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telephone to attend the Meeting, the shareholder can revoke the proxy at that time and vote the shares at the Meeting.

Internet Voting

You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the Meeting. Do not mail the proxy card(s) if you are voting via the Internet. To vote via the Internet, you will need the “control number” that appears on your proxy card(s). These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. If you are voting via the Internet, you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which you must bear.

To vote via the Internet:

▪	Read the Proxy Statement and have your proxy card(s) at hand.

▪	Go to the Web site on the proxy card(s).

▪	Enter the “control number” found on the front of your proxy card(s).

▪	Follow the instructions on the Web site.

To ensure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission.

Shareholders Sharing the Same Address

As permitted by law, only one copy of this Proxy Statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the Fund of their desire to receive multiple copies of the shareholder reports and other materials that the Fund sends. If you would like to receive an additional copy, please contact the Fund by writing to 601 Congress Street, Boston, Massachusetts 02210, or by calling toll-free 1-800-225-5291. The Fund will then promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Fund’s shareholder reports and other materials in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, also should send a request as indicated.

Other Matters

The Board does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

The Trust is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

BY ORDER OF THE BOARD OF TRUSTEES

March [ ], 2017,
Boston, Massachusetts

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD(S) IN THE ENCLOSED ENVELOPE OR, ALTERNATIVELY, TO VOTE BY TOUCH-TONE TELEPHONE OR THE INTERNET.

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Appendix A

Outstanding Shares and Share Ownership

To the best knowledge of the Trust, as of the Record Date, the following shareholders owned beneficially or of record 5% or more of the outstanding classes of shares of the Fund. A shareholder who owns beneficially more than 25% of any class of the Fund is deemed to control that class and determine the outcome of a shareholder meeting with respect to a proposal directly affecting that share class.

Share Class	Name and Address	Percentage Owned	Type of Ownership

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Preliminary Proxy Statement

Your prompt response to this proxy statement is important

Online: by visiting the website on your proxy card(s) and entering your control number

Phone: by calling the number listed on your proxy card(s)

Mail: by returning the enclosed proxy card(s)

John Hancock Funds, LLC	Member FINRA, SIPC
601 Congress Street	Boston, MA 02210-2805
800-852-0218	jhinvestments.com
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

NOT INSURED BY ANY GOVERNMENT AGENCY.	[____________] 2/17

John Hancock INVESTMENTS

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E18160-S55476

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSALS IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

		For	Against	Abstain
1a.	To approve a revised fundamental investment restriction regarding concentration.	☐	☐	☐
1b.	To approve a revised fundamental investment restriction regarding borrowing.	☐	☐	☐
1c.	To approve a revised fundamental investment restriction regarding underwriting.	☐	☐	☐
1d.	To approve a revised fundamental investment restriction regarding real estate.	☐	☐	☐
1e.	To approve a revised fundamental investment restriction regarding commodities.	☐	☐	☐
1f.	To approve a revised fundamental investment restriction regarding loans.	☐	☐	☐
1g.	To approve a revised fundamental investment restriction regarding senior securities.	☐	☐	☐
1h.	To approve a revised fundamental investment restriction regarding diversification.	☐	☐	☐
1i.	To approve the elimination of a fundamental restriction previously required under state "blue sky" laws regarding margin investment and short selling.	☐	☐	☐
1j.	To approve the elimination of a fundamental restriction previously required under state "blue sky" laws regarding trustee and officer ownership.	☐	☐	☐
1k.	To approve the elimination of a fundamental restriction previously required under state "blue sky" laws regarding unseasoned companies.	☐	☐	☐

Note: Signature(s) should agree with the name(s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

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